ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is entered into as of October 1, 2009 by and between Weyerhaeuser NR Company, a Washington corporation (“WNR”), and Weyerhaeuser Company, a Washington corporation (“Weyerhaeuser”).

RECITALS

A.          WNR is a wholly-owned subsidiary of Weyerhaeuser.

B.           Weyerhaeuser wishes to assign and transfer to WNR certain of Weyerhaeuser’s assets and WNR wishes to acquire and accept such assets from Weyerhaeuser.

C.           As a condition to and in consideration for the contribution by Weyerhaeuser of such assets to WNR, WNR has agreed, as between Weyerhaeuser and WNR, to assume and satisfy the payment obligations for certain indebtedness of Weyerhaeuser.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Weyerhaeuser and WNR hereby agree as follows:

1.	Assignment and Assumption

(a)          Weyerhaeuser hereby assigns and transfers to WNR all right, title and interest in, to and under the assets listed on Schedule I attached to this Agreement (the “Transferred Assets”).

(b)          As between Weyerhaeuser and WNR, WNR hereby unconditionally and expressly assumes the due and punctual performance of all payment obligations (the “Indebtedness Payment Obligations”) of Weyerhaeuser under and in respect of the indebtedness of Weyerhaeuser described on Schedule II attached to this Agreement, including, without limitation, the payment of all principal, interest, and any premium or prepayment charge in respect of such indebtedness, costs of enforcement of the rights of the holders of such indebtedness and other charges, fees and costs arising out of or related to such indebtedness (collectively, the “Indebtedness”), all to the same extent and with the same effect as if WNR had originally executed all agreements, instruments, notes and other documents evidencing, arising out of or related to such Indebtedness (collectively, and as amended from time to time, the “Loan Documents”) and had been named as an additional original obligor therein in respect of the Indebtedness.

(c)          WNR shall satisfy the Indebtedness Payment Obligations by making payments (i) directly to the holders of the Indebtedness (or any trustee acting on behalf of such holders) or (ii) directly to Weyerhaeuser, as instructed by Weyerhaeuser from time to time, as reimbursement in the event Weyerhaeuser has been required to make any payments to the holders (or any trustee acting on behalf of such holders).

(d)          WNR acknowledges and agrees that no occurrence or circumstance occurring after the date of this Agreement shall cause a reduction in WNR’s obligations to Weyerhaeuser under this Agreement, other than the subsequent payment by WNR in cash of the Indebtedness.

2.	Assumption Absolute

WNR’s obligations under this Agreement shall in all respects be continuing, absolute, unconditional and irrevocable, and shall remain in full force and effect until all of the Indebtedness has been paid in full.  WNR agrees that the Indebtedness will be paid strictly in accordance with the terms of each of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Weyerhaeuser with respect thereto.  The liability of WNR under this Agreement shall be absolute, unconditional and irrevocable irrespective of:

(a)          any change in the time, manner, or place of payment of, or in any other term of, the Indebtedness or any of the Loan Documents or any other extension, compromise or renewal of the Indebtedness;

(b)          any reduction, limitation, impairment or termination of the Indebtedness for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and WNR hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Indebtedness;

(c)          any amendment to, rescission, waiver or other modification of, or any consent to departure from, any of the terms of any of the Loan Documents;

(d)          any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any guaranty, securing any of the Indebtedness; or

(e)          any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, Weyerhaeuser or WNR.

3.	Continued Liability

Notwithstanding the assumption by WNR of the Indebtedness of Weyerhaeuser pursuant to Section 1(b), as between Weyerhaeuser and the holders of the Indebtedness, Weyerhaeuser shall continue to be the primary obligor with respect to the Indebtedness and Weyerhaeuser shall not be released from its obligations under the Indebtedness as a result of this Agreement.  In no event shall this Agreement be construed to constitute an assignment or transfer of any of the rights or obligations of Weyerhaeuser under the Loan Documents.

4.	Representations and Warranties

(a)          WNR represents, warrants and affirms as follows:

(i)           WNR is a corporation duly organized and validly existing under the laws of the state of Washington with all requisite power and authority to own and operate its properties, to conduct its business as proposed to be conducted and to enter into and perform its obligations under this Agreement.

(ii)          This Agreement constitutes a legal, valid and binding obligation of WNR enforceable against it in accordance with its terms.

(b)           Weyerhaeuser represents, warrants and affirms that it has full right, title and interest in and to the Transferred Assets and is assigning and transferring such assets to WNR free and clear of all liens, mortgages, security interests and other encumbrances.

5.	Covenants

(a)          If any covenant or agreement of Weyerhaeuser set forth in any Loan Document requires any amendment or supplement to this Agreement, then Weyerhaeuser and WNR agree to enter into such amendment or supplement to this Agreement, such amendment or supplement to be in such form as Weyerhaeuser shall reasonably request.

(b)         Weyerhaeuser will execute and deliver to WNR, its successors and assigns, all such further and separate assignments, agreements and other instruments as WNR or its successors or assigns may at any time reasonably request for further assurance to it or them of the title to the Transferred Assets and the right, title and interest of Weyerhaeuser to the Transferred Assets.

(c)          WNR will execute and deliver to Weyerhaeuser, its successors and assigns, all such further and separate assumptions, agreements, transfers and other instruments as Weyerhaeuser or its successors or assigns may at any time reasonably request for further assurance to it or them of the assumption of all obligations and liabilities related to or arising out of the Indebtedness.

6.	Binding Effect, Etc.

This Agreement shall be binding upon and shall inure to the benefit of each of Weyerhaeuser and WNR and their respective successors and assigns; provided, however, that WNR may not assign any of its obligations or rights under this Agreement.  Any attempted assignment in violation of this provision shall be void.  Weyerhaeuser is the intended beneficiary of the obligations of WNR under this Agreement and shall be entitled to commence and pursue any action or proceeding against WNR with respect to WNR’s obligations under this Agreement.  Without limitation to the foregoing, this Agreement is intended solely for the benefit of Weyerhaeuser and WNR (and their respective successors and assigns) and, without limitation to the foregoing, no other person (including, without limitation, any holder of any Indebtedness or any trustee acting on behalf of any such holder) shall be a third-party beneficiary of this Agreement or be entitled to commence or pursue any action or proceeding to enforce any provision hereof.

7.	Amendments

This Agreement may not be amended, supplemented, modified or terminated without the prior written consent of Weyerhaeuser and WNR.

8.	Counterparts

This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

9.	Severability

The illegality or unenforceability of any provision of this Agreement shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement.

10.	Headings

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

11.	No Waiver; Remedies

No failure on the part of Weyerhaeuser to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

12.	Governing Law; Jurisdiction

(a)          THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

(b)          ANY LEGAL ACTION OR PROCEEDINGS WITH RESPECT TO THIS AGREEMENT OR ANY LOAN DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, OF WASHINGTON, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF WNR AND WEYERHAEUSER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF WNR AND WEYERHAEUSER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NONCONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY LOAN DOCUMENT.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF EITHER PARTY HERETO TO COMMENCE PROCEEDINGS OR BRING ANY ACTION OR OTHERWISE PROCEED AGAINST THE OTHER PARTY IN ANY COURT OF ANY OTHER JURISDICTION.

13.	Waiver of Jury Trial

EACH OF WNR AND WEYERHAEUSER WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY IT AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  EACH OF WNR AND WEYERHAEUSER AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, EACH PARTY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date first above written.

WEYERHAEUSER COMPANY		WEYERHAEUSER NR COMPANY

By:		By:
	Jeffrey W. Nitta		Jeffrey W. Nitta
	Vice President and Treasurer		Vice President and Treasurer

Schedule I
Transferred Assets

Cash in the amount of $500,000,000.

Schedule II
Indebtedness

Title/Type	Issuer	Original Issue Date	Maturity Date	Principal Amount

7.375% Notes due 2019	Weyerhaeuser Company	October 1, 2009	October 1, 2019	$500,000,000